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                      AMENDMENT NUMBER ONE TO SECURITY AGREEMENT
                                     (GUARANTOR)


          This AMENDMENT NUMBER ONE TO SECURITY AGREEMENT, dated as of July 14, 1997 (this "AMENDMENT"), is entered into between PROSPECT MEDICAL SYSTEMS, INC., a Delaware corporation ("GUARANTOR") and Imperial Bank, a California banking corporation ("BANK"), with reference to the following facts:

                                   R E C I T A L S

          A. Guarantor and Bank have previously entered into that certain Security Agreement, dated as of July 3, 1997 (the "SECURITY AGREEMENT"); and

          B. Guarantor has requested that Bank approve certain changes to the information set forth in SCHEDULE 1 to the Security Agreement, and Bank has approved of same.

                                  A G R E E M E N T

          1. REPLACEMENT OF SCHEDULE. SCHEDULE 1 attached to the Security Agreement is hereby deleted in its entirety and replaced with SCHEDULE 1 attached to this Amendment.

          2. EFFECTIVENESS. The effectiveness of this Amendment is subject to and contingent upon the execution and delivery of this Amendment by Guarantor and Bank.

          3. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          4. AFFIRMATION. The Security Agreement as amended hereby, the Continuing Guaranty executed by Guarantor in favor of Bank, and all other agreements, instruments and documents executed between Guarantor and Bank, or by Guarantor in favor of Bank, remain in full force and effect.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                         PROSPECT MEDICAL SYSTEMS, INC.,
                         a Delaware corporation


                         By /s/ Jacob Y. Terner, M.D.
                           ---------------------------------
                              Chief Executive Officer


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                         IMPERIAL BANK,
                         a California banking corporation


                         By /s/ Mark W. Campbell
                           ---------------------------------
                              Senior Vice President


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